GREENWICH CAPITAL ACCEPTANCE, INC.,

as Purchaser

and

GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.,

as Seller

MORTGAGE LOAN PURCHASE AGREEMENT

Dated as of April 1, 2003

Adjustable-Rate Mortgage Loans

HarborView Mortgage Loan Trust 2003-1

Mortgage Loan Pass-Through Certificates, Series 2003-1

Table of Contents

Page

ARTICLE I DEFINITIONS AND SCHEDULES

1

Section 1.01.

Definitions

1

ARTICLE II SALE OF MORTGAGE LOANS; PAYMENT OF PURCHASE PRICE

2

Section 2.01.

Sale of Mortgage Loans; Assignment of the Servicing Agreements

2

Section 2.02.

Obligations of the Seller Upon Sale and Assignment

2

Section 2.03.

Payment of Purchase Price for the Mortgage Loans

3

ARTICLE III REPRESENTATIONS AND WARRANTIES; REMEDIES FOR

BREACH

3

Section 3.01.

Seller Representations and Warranties Relating to the Mortgage

Loans

3

Section 3.02.

Seller’s Representations and Warranties

3

Section 3.03.

Remedies for Breach of Representations and Warranties

5

ARTICLE IV SELLER’S COVENANTS

5

Section 4.01.

Covenants of the Seller

5

ARTICLE V INDEMNIFICATION

5

Section 5.01.

Indemnification

5

ARTICLE VI TERMINATION

9

Section 6.01.

Termination

9

ARTICLE VII MISCELLANEOUS PROVISIONS

9

Section 7.01.

Amendment

9

Section 7.02.

Governing Law

9

Section 7.03.

Notices

9

Section 7.04.

Severability of Provisions

10

Section 7.05.

Counterparts

10

Section 7.06.

Further Agreements

10

Section 7.07.

Intention of the Parties

10

Section 7.08.

Successors and Assigns: Assignment of Purchase Agreement

10

Section 7.09.

Survival

11

Schedule I:

Mortgage Loan Schedule

  Schedule I-A:

GMAC Originated Loans

  Schedule I-B:

E-Loan Originated Loans

  Schedule I-C:

National City Originated Loans

Schedule II:

List of Servicing Agreements

Schedule III:

Seller’s Representations and Warranties Relating to the Mortgage

Loans

  Schedule III-A:

Representations and Warranties Relating to the GMAC Originated

Loans

  Schedule III-B:

Representations and Warranties Relating to the E-Loan Originated

Loans

  Schedule III-C:

Representations and Warranties Relating to the National City

Originated Loans

THIS MORTGAGE LOAN PURCHASE AGREEMENT, dated as of April 1, 2003 (the “Agreement”), is made and entered into between Greenwich Capital Financial Products, Inc. (the “Seller”) and Greenwich Capital Acceptance, Inc. (the “Purchaser”).

W I T N E S S E T H

WHEREAS, the Seller is the owner of the notes or other evidence of indebtedness (the “Mortgage Notes”) so indicated on Schedule I hereto referred to below, and the other documents or instruments constituting the Mortgage File (collectively, the “Mortgage Loans”); and

WHEREAS, the Seller is a party to the servicing agreements identified on Schedule II (each a “Servicing Agreement,” and together the “Servicing Agreements”), and certain of the Mortgage Loans are currently being serviced thereunder by the servicers identified therein; and

WHEREAS, the Seller, as of the date hereof, owns the mortgages or deeds of trust (the “Mortgages”) on the properties (the “Mortgaged Properties”) securing such Mortgage Loans, including rights to (a) any property acquired by foreclosure or deed in lieu of foreclosure or otherwise and (b) the proceeds of any insurance policies covering the Mortgage Loans or the Mortgaged Properties or the obligors on the Mortgage Loans; and

WHEREAS, the parties hereto desire that the Seller sell the Mortgage Loans, including the Mortgages, and assign the Seller’s rights under the Servicing Agreements to the Purchaser pursuant to the terms of this Agreement; and

WHEREAS, pursuant to the terms of that certain Pooling and Servicing Agreement dated as of April 1, 2003 (the “Pooling and Servicing Agreement”) among the Purchaser, as depositor, the Seller, as seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the “Master Servicer”) and as securities administrator and Deutsche Bank National Trust Company, as trustee (in such capacity, the “Trustee”) and custodian, the Purchaser will convey the Mortgage Loans to the Trustee.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS AND SCHEDULES

Section 1.01.

Definitions.  Any capitalized term used but not defined herein and below shall have the meaning assigned thereto in the Pooling and Servicing Agreement or the Prospectus Supplement dated April 21, 2003 (the “Prospectus Supplement”).

ARTICLE II

SALE OF MORTGAGE LOANS; PAYMENT OF PURCHASE PRICE

Section 2.01.

Sale of Mortgage Loans; Assignment of the Servicing Agreements.  The Seller, concurrently with the execution and delivery of this Agreement, does hereby sell, assign, set over, and otherwise convey to the Purchaser, without recourse, all of its right, title and interest in, to and under (i) each Mortgage Loan, including the related Cut-Off Date Principal Balance, all interest due thereon after the Cut-Off Date and all collections in respect of interest and principal due after the Cut-Off Date (and all principal received before the Cut-Off Date to the extent such principal relates to a Monthly Payment due after the Cut-Off Date); (ii) property which secured such Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure; (iii) its interest in any insurance policies in respect of the Mortgage Loans and (iv) all proceeds of any of the foregoing.

Concurrently with the execution and delivery of this Agreement, the Seller hereby assigns to the Purchaser all of its rights and interest (but none of its obligations) under each Servicing Agreement, other than any servicing rights retained pursuant to the provisions of such Servicing Agreements, to the extent relating to the Mortgage Loans.  The Purchaser hereby accepts such assignment, and shall be entitled to exercise all such rights of the Seller under each Servicing Agreement as if the Purchaser had been a party to each such agreement.

Section 2.02.

Obligations of the Seller Upon Sale and Assignment.  In connection with the transfer pursuant to Section 2.01 hereof, the Seller further agrees, at its own expense, on or prior to the Closing Date, (a) to indicate in its books and records that the Mortgage Loans have been sold to the Purchaser pursuant to this Agreement and (b) to deliver to the Purchaser and the Trustee a computer file containing a true and complete list of all such Mortgage Loans specifying for each such Mortgage Loan, as of the Cut-Off Date, (i) its account number and (ii) the Cut-Off Date Principal Balance and such file, which forms a part of Schedule A to the Pooling and Servicing Agreement, shall also be marked as Schedule I to this Agreement and is hereby incorporated into and made a part of this Agreement.

In connection with such conveyance by the Seller, the Seller shall on behalf of the Purchaser deliver to, and deposit with the Trustee (or a custodian as its designated agent), as assignee of the Purchaser, on or before the Closing Date, the documents described in Section 2.01 of the Pooling and Servicing Agreement including, but not limited to, the Servicing Agreements.

The Seller hereby confirms to the Purchaser and the Trustee that it has made the appropriate entries in its general accounting records, to indicate that the Mortgage Loans have been transferred to the Trustee, or a custodian appointed pursuant to the Pooling and Servicing Agreement to act on behalf of the Trustee, and that the Mortgage Loans constitute part of the Trust in accordance with the terms of the Pooling and Servicing Agreement.

The Purchaser hereby acknowledges its acceptance of all right, title and interest in, to and under the Mortgage Loans and other property, and its rights under the Servicing Agreements, now existing or hereafter created, conveyed to it pursuant to Section 2.01 hereof.

The parties hereto intend that the transaction set forth herein be a non-recourse sale by the Seller to the Purchaser of all of the Seller’s right, title and interest in, to and under the Mortgage Loans and other property described in Section 2.01. Nonetheless, in the event the transaction set forth herein is deemed not to be a sale, the Seller hereby grants to the Purchaser a security interest in all of the Seller’s right, title and interest in, to and under the Mortgage Loans and other property described in Section 2.01, whether now existing or hereafter created, to secure all of the Seller’s obligations hereunder; and this Agreement shall constitute a security agreement under applicable law.  The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Pooling and Servicing Agreement.

Section 2.03.

Payment of Purchase Price for the Mortgage Loans.  In consideration of the sale of the Mortgage Loans from the Seller to the Purchaser on the Closing Date, the Purchaser agrees to pay to the Seller on the Closing Date by transfer of immediately available funds, an amount equal to $314,194,185.87 (which amount includes accrued interest) (the “Purchase Price”).  The Seller shall pay, and be billed directly for, all reasonable expenses incurred by the Purchaser in connection with the issuance of the Certificates, including, without limitation, printing fees incurred in connection with the Prospectus Supplement and the Private Placement Memorandum relating to the Certificates, fees and expenses of Purchaser’s counsel, fees of the rating agencies requested to rate the Certificates, accountant’s fees and expenses and other out-of-pocket costs, if any.

ARTICLE III

REPRESENTATIONS AND WARRANTIES; REMEDIES FOR BREACH

Section 3.01.

Seller Representations and Warranties Relating to the Mortgage Loans.  The Seller hereby makes the representations and warranties set forth in Schedule III hereto applicable to the GMAC Originated Loans, the E-Loan Originated Loans and the National City Originated Loans, respectively, and by this reference incorporated herein, to the Depositor and the Trustee, as of the Closing Date or, if applicable, such other date as may be specified therein.

Section 3.02.

Seller’s Representations and Warranties.  The Seller represents, warrants and covenants to the Purchaser as of the Closing Date or as of such other date specifically provided herein:

(i)

the Seller is duly organized, validly existing and in good standing as a corporation under the laws of the State of Delaware and is and will remain in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to fulfill its obligations hereunder;

(ii)

the Seller has the power and authority to hold each Mortgage Loan, to sell each Mortgage Loan, to execute, deliver and perform, and to enter into and consummate, all transactions contemplated by this Agreement. The Seller has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement and this Agreement, and assuming due authorization, execution and delivery by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or reorganization or other similar laws in relation to the rights of creditors generally;

(iii)

the execution and delivery of this Agreement by the Seller and the performance of and compliance with the terms of this Agreement will not violate the Seller’s articles of incorporation or by-laws or constitute a default under or result in a material breach or acceleration of, any material contract, agreement or other instrument to which the Seller is a party or which may be applicable to the Seller or its assets;

(iv)

the Seller is not in violation of, and the execution and delivery of this Agreement by the Seller and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction over the Seller or its assets, which violation might have consequences that would materially and adversely affect the condition (financial or otherwise) or the operation of the Seller or its assets or might have consequences that would materially and adversely affect the performance of its obligations and duties hereunder;

(v)

the Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

(vi)

the Seller has good, marketable and indefeasible title to the Mortgage Loans, free and clear of any and all liens, pledges, charges or security interests of any nature encumbering the Mortgage Loans and upon the payment of the Purchase Price by the Purchaser, the Purchaser will have good and marketable title to the Mortgage Notes and Mortgage Loans, free and clear of all liens or encumbrances;

(vii)

the Mortgage Loans are not being transferred by the Seller with any intent to hinder, delay or defraud any creditors of the Seller;

(viii)

there are no actions or proceedings against, or investigations known to it of, the Seller before any court, administrative or other tribunal (A) that might prohibit its entering into this Agreement, (B) seeking to prevent the sale of the Mortgage Loans or the consummation of the transactions contemplated by this Agreement or (C) that might prohibit or materially and adversely affect the performance by the Seller of its obligations under, or validity or enforceability of, this Agreement;

(ix)

no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of, or compliance by the Seller with, this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations or orders, if any, that have been obtained; and

(x)

the consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Seller, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions.

Section 3.03.

Remedies for Breach of Representations and Warranties.  It is understood and agreed that (i) the representations and warranties set forth in Sections 3.01 and 3.02 shall survive the sale of the Mortgage Loans to the Purchaser and shall inure to the benefit of the Purchaser and the Trustee, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment or the examination or lack of examination of any Mortgage File and (ii) the remedies for the breach of such representations and warranties and for the failure to deliver the documents referred to in Section 2.02 hereof shall be as set forth in Section 2.03 of the Pooling and Servicing Agreement.

It is understood and agreed that the representations and warranties set forth in Section 3.01 hereof shall survive delivery of the respective Mortgage Files to the Trustee on behalf of the Purchaser.

ARTICLE IV

SELLER’S COVENANTS

Section 4.01.

Covenants of the Seller.  The Seller hereby covenants that, except for the transfer hereunder, it will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Mortgage Loan, or any interest therein; it will notify the Trustee, as assignee of the Purchaser, of the existence of any Lien on any Mortgage Loan immediately upon discovery thereof; and it will defend the right, title and interest of the Trust, as assignee of the Purchaser, in, to and under the Mortgage Loans, against all claims of third parties claiming through or under the Seller; provided, however, that nothing in this Section 4.01 shall prevent or be deemed to prohibit the Seller from suffering to exist upon any of the Mortgage Loans any Liens for municipal or other local taxes and other governmental charges if such taxes or governmental charges shall not at the time be due and payable or if the Seller shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto.

ARTICLE V

INDEMNIFICATION

Section 5.01.

Indemnification.  (a) The Seller agrees to indemnify and hold harmless the Purchaser, each of its directors, each of its officers and each person or entity who controls the Purchaser or any such person, within the meaning of Section 15 of the Securities Act of 1933, as amended (the “1933 Act”), against any and all losses, claims, damages or liabilities, joint and several, as incurred, to which the Purchaser, or any such person or entity may become subject, under the Securities Act or otherwise, and will reimburse the Purchaser, each such director and officer and each such controlling person for any legal or other expenses incurred by the Purchaser or such controlling person in connection with investigating or defending any such losses, claims, damages or liabilities, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Prospectus Supplement, or any amendment or supplement to the Prospectus Supplement approved in writing by the Seller or the omission or the alleged omission to state therein a material fact necessary in order to make the statements in the Prospectus Supplement or any amendment or supplement thereto, approved in writing by the Seller, in the light of the circumstances under which they were made, not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission relates to the Seller Information contained in the Prospectus Supplement, (ii) any untrue statement or alleged untrue statement of any material fact contained in the information on any computer tape furnished to the Purchaser or any affiliate thereof by or on behalf of the Seller containing information regarding the assets of the Trust, or (iii) any untrue statement or alleged untrue statement of any material fact contained in any information provided by the Seller to the Purchaser or any affiliate thereof, or any material omission in the information purported to be provided thereby and disseminated to any Rating Agency, Deloitte & Touche LLP or prospective investors (directly or indirectly through available information systems) in connection with the issuance, marketing or offering of the Certificates.  This indemnity provision will be in addition to any liability which the Seller may otherwise have.

(b)  The Purchaser agrees to indemnify and hold harmless the Seller, each of its officers, directors and each person or entity who controls the Seller or any such person, against any and all losses, claims, damages or liabilities, joint and several, to which the Seller, or any such person or entity may become subject, under the 1933 Act or otherwise, and will reimburse the Seller for any legal or other expenses incurred by the Seller, each such officer and director and such controlling person in connection with investigating or defending any such losses, claims, damages or liabilities insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Prospectus Supplement or any amendment or supplement thereto or the omission or the alleged omission to state therein a material fact necessary in order to make the statements in the Prospectus Supplement or any amendment or supplement thereto, in the light of the circumstances under which they were made, not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission is not contained in the Seller Information in the Prospectus Supplement.  For the purposes hereof, “Seller Information” means the information in the Prospectus Supplement contained under the headings “Summary of Terms—Mortgage Loans,” the first sentence under “Risk Factors—Loan prepayments may adversely affect the average life of, and rate of return on, your certificates,” the first sentence under “Risk Factors—Mortgage loans with interest-only payments,” the first sentence under “Risk Factors—Default risk on high balance mortgage loans,” the first sentence under “Risk Factors—Geographic concentration of the mortgage loans may adversely affect your certificates,” “The Mortgage Loans,” “The Servicers” (except for the information provided under the heading “The Servicers—GMAC Mortgage Corporation”), “The Seller and the Originators” (except for the information provided under the heading “The Seller and the Originators—Underwriting Standards”) and the first sentence of the fifth and sixth paragraphs under “Yield, Prepayment and Maturity Considerations—Prepayment Considerations and Risks.”  This indemnity provision will be in addition to any liability which the Purchaser may otherwise have.

(c)  Promptly after receipt by any indemnified party under this Article V of notice of any claim or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Article V, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have under this Article V, except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify any indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under this Article V.

If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party.  After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Article V for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation.

Any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless: (i) the employment thereof has been specifically authorized by the indemnifying party in writing, (ii) such indemnified party shall have been advised in writing by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel, or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to local counsel) at any time for all such indemnified parties, which firm shall be designated in writing by the Purchaser, if the indemnified parties under this Article V consist of the Purchaser, or by the Seller, if the indemnified parties under this Article V consist of the Seller.

Each indemnified party, as a condition of the indemnity provisions contained in Section 5.01(a) and (b) hereof, shall use its best efforts to cooperate with the indemnifying party in the defense of any such action or claim.  No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.  Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to consent to a settlement of any action, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and the indemnifying party has not previously provided the indemnified party with written notice of its objection to such settlement.  No indemnifying party shall effect any settlement of any pending or threatened proceeding in respect of which an indemnified party is or could have been a party and indemnity is or could have been sought hereunder, without the written consent of such indemnified party, unless settlement includes an unconditional release of such indemnified party from all liability and claims that are the subject matter of such proceeding.

(d)  In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this Article V are for any reason held to be unenforceable although applicable in accordance with its terms, the Seller, on the one hand, and the Purchaser, on the other, shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity provision incurred by the Seller and the Purchaser in such proportions as shall be appropriate to reflect the relative benefits received by the Seller on the one hand and the Purchaser on the other from the sale of the Certificates such that the Purchaser is responsible for the lessor of (i) 0.25% thereof and (ii) 0.25% of the aggregate proceeds to the Seller from the sale of the Certificates and the Seller shall be responsible for the balance; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  For purposes of this Section 5.01, each officer and director of the Purchaser and each person, if any, who controls the Purchaser within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Purchaser, each director and officer of the Seller and each person, if any, who controls the Seller within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Seller.

(e)  The Seller agrees to indemnify and to hold each of the Purchaser, the Trustee, each of the officers and directors of each such entity and each person or entity who controls each such entity or person and each Certificateholder harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Purchaser, the Trustee, or any such person or entity and any Certificateholder may sustain in any way (i) related to the failure of the Seller to perform its duties in compliance with the terms of this Agreement or (ii) arising from a breach by the Seller of its representations and warranties in Section 3.01 of this Agreement.  The Seller shall immediately notify the Purchaser, the Trustee and each Certificateholder if a claim is made under this provision.  The Seller shall assume the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Purchaser, the Trustee or any such person or entity and/or any Certificateholder in respect of such claim.

ARTICLE VI

TERMINATION

Section 6.01.

Termination.  The respective obligations and responsibilities of the Seller and the Purchaser created hereby shall terminate, except for the Seller’s indemnity obligations as provided herein, upon the termination of the Trust as provided in Article X of the Pooling and Servicing Agreement.

ARTICLE VII

MISCELLANEOUS PROVISIONS

Section 7.01.

Amendment.  This Agreement may be amended from time to time by the Seller and the Purchaser by written agreement signed by the parties hereto.

Section 7.02.

Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions (other than Section 5-1401 of the General Obligations Law), and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

Section 7.03.

Notices.  All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, addressed as follows:

if to the Seller:

Greenwich Capital Financial Products, Inc.

600 Steamboat Road

Greenwich, Connecticut  06830

Attention:  Legal Department

or such other address as may hereafter be furnished to the Purchaser in writing by the Seller.

if to the Purchaser:

Greenwich Capital Acceptance, Inc.

600 Steamboat Road

Greenwich, Connecticut  06830

Attention:  Legal Department

or such other address as may hereafter be furnished to Greenwich Capital Financial Products, Inc. in writing by the Purchaser.

Section 7.04.

Severability of Provisions.  If any one or more of the covenants, agreements, provisions of terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity of enforceability of the other provisions of this Agreement.

Section 7.05.

Counterparts.  This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, which may be transmitted by telecopier each of which, when so executed, shall be deemed to be an original and such counterparts, together, shall constitute one and the same agreement.

Section 7.06.

Further Agreements.  The parties hereto each agree to execute and deliver to the other such additional documents, instruments or agreements as may be necessary or reasonable and appropriate to effectuate the purposes of this Agreement or in connection with the issuance of the Certificates representing interests in the Trust Fund, including the Mortgage Loans.

Without limiting the generality of the foregoing, as a further inducement for the Purchaser to purchase the Mortgage Loans from the Seller, the Seller will cooperate with the Purchaser in connection with the sale of the Certificates.  In that connection, the Seller will provide to the Purchaser any and all information and appropriate verification of information, whether through letters of its auditors and counsel or otherwise, as the Purchaser shall reasonably request and will provide to the Purchaser such additional representations and warranties, covenants, opinions of counsel, letters from auditors, and certificates of public officials or officers of the Seller as are reasonably required in connection with the offering of the Certificates.

Section 7.07.

Intention of the Parties.  It is the intention of the parties that the Purchaser is purchasing, and the Seller is selling, the Mortgage Loans rather than pledging such Mortgage Loans to secure a loan by the Purchaser to the Seller.  Accordingly, the parties hereto each intend to treat the transaction as a sale by the Seller, and a purchase by the Purchaser, of the Mortgage Loans.  The Purchaser will have the right to review the Mortgage Loans and the related Mortgage Files to determine the characteristics of the Mortgage Loans which will affect the Federal income tax consequences of owning the Mortgage Loans and the Seller will cooperate with all reasonable requests made by the Purchaser in the course of such review.

Section 7.08.

Successors and Assigns: Assignment of Purchase Agreement.  This Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser and the Trustee.  The obligations of the Seller under this Agreement cannot be assigned or delegated to a third party without the consent of the Purchaser which consent shall be at the Purchaser’s sole discretion, except that the Purchaser acknowledges and agrees that the Seller may assign its obligations hereunder to any Person into which the Seller is merged or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party or any Person succeeding to the business of the Seller.  The parties hereto acknowledge that the Purchaser is acquiring the Mortgage Loans and the rights of the Seller under the Servicing Agreements for the purpose of contributing them to a trust that will issue the Certificates representing undivided interests in such Mortgage Loans.  As an inducement to the Purchaser to purchase the Mortgage Loans, the Seller acknowledges and consents to the assignment by the Purchaser to the Trustee of all of the Purchaser’s rights against the Seller pursuant to this Agreement insofar as such rights relate to Mortgage Loans transferred to the Trustee and to the enforcement or exercise of any right or remedy against the Seller pursuant to this Agreement by the Trustee.  Such enforcement of a right or remedy by the Trustee shall have the same force and effect as if the right or remedy had been enforced or exercised by the Purchaser directly.

Section 7.09.

Survival.  The representations and warranties set forth in Sections 3.01 and 3.02 and the provisions of Article V hereof shall survive the purchase of the Mortgage Loans hereunder.

IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed to this Mortgage Loan Purchase Agreement by their respective officers thereunto duly authorized as of the day and year first above written.

GREENWICH CAPITAL ACCEPTANCE, INC.,

as Purchaser

By:     /s/ Shakti Radhakishun

Name: Shakti Radhakishun

Title:   Vice President

GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

as Seller

By:    /s/ James T.  Raeze

Name: James T.  Raeze

Title:   Senior Vice President

STATE OF CONNECTICUT`

)

)ss.:

COUNTY OF FAIRFIELD

)

On the 24th day of April 2003 before me, a Notary Public in and for said State, personally appeared Shakti Radhakishun, known to me to be a Vice President of GREENWICH CAPITAL ACCEPTANCE, INC., the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/Deborah McMahon

Notary Public

My Commission Expires on 2/28/2004

STATE OF CONNECTICUT`

)

)ss.:

COUNTY OF FAIRFIELD

)

On the 24th day of April 2003 before me, a Notary Public in and for said State, personally appeared James T. Raeze, known to me to be a Senior Vice President GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., the company that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/Deborah McMahon

Notary Public

My Commission Expires on 2/28/2004

SCHEDULE I

MORTGAGE LOAN SCHEDULE

SCHEDULE I-A

GMAC ORIGINATED LOANS

SCHEDULE I-B

E-LOAN ORIGINATED LOANS

SCHEDULE I-C

NATIONAL CITY ORIGINATED LOANS

SCHEDULE II

LIST OF SERVICING AGREEMENTS

1.

Master Flow Sale and Servicing Agreement, dated as of May 1, 2002, between Greenwich Capital Financial Products, Inc. (“GCFP”), as purchaser and GMAC Mortgage Corporation (“GMAC”), as seller and servicer, as reconstituted pursuant to a Reconstituted Servicing Agreement, dated as of April 1, 2003, between GCFP and GMAC and acknowledged by Wells Fargo Bank Minnesota, National Association (“Wells Fargo”), as master servicer and Deutsche Bank National Trust Company (“Deutsche Bank”), as trustee.

2.

Master Mortgage Loan Purchase and Servicing Agreement, dated as of March 1, 2003, between GCFP, as purchaser and National City Mortgage Co. (“National City”), as seller and servicer, as reconstituted pursuant to a Reconstituted Servicing Agreement, dated as of April 1, 2003, between GCFP and National City and acknowledged by Wells Fargo, as master servicer and Deutsche Bank, as trustee.

3.

Master Interim Servicing Agreement, dated as of March 26, 2003, between GCFP, as owner and GMAC, as servicer, as reconstituted pursuant to a Reconstituted Servicing Agreement, dated as of April 1, 2003, between GCFP and GMAC and acknowledged by Wells Fargo, as master servicer and Deutsche Bank, as trustee.

SCHEDULE III

SELLER’S REPRESENTATIONS AND WARRANTIES

RELATING TO THE MORTGAGE LOANS

SCHEDULE III-A

REPRESENTATIONS AND WARRANTIES

RELATING TO THE GMAC ORIGINATED LOANS

Greenwich Capital Financial Products, Inc., with respect to the GMAC Originated Loans, hereby makes the representations and warranties set forth in this Schedule IIIA to the Depositor and the Trustee, as of April 25, 2003, or if so specified herein, as of April 1, 2003 (referred to in this Schedule IIIA as the “Cut-Off Date”).  Capitalized terms used but not otherwise defined in this Schedule IIIA shall have the meanings ascribed thereto in the Master Flow Sale and Servicing Agreement, dated as of May 1, 2002, between GCFP, as purchaser, and GMAC Mortgage Corporation (“GMAC”) , as seller and servicer.

Each reference to a “Mortgage Loan” in this Schedule IIIA shall mean a “GMAC Originated Loan” (as defined in the Pooling and Servicing Agreement), and each reference to a “Mortgaged Property” shall mean a Mortgaged Property related to a GMAC Originated Loan.  Each reference to the “Seller” in this Schedule IIIA shall mean GCFP, in its capacity as seller of the GMAC Originated Loans.  Each reference to the “Purchaser” in this Schedule IIIA shall mean Greenwich Capital Acceptance, Inc., in its capacity as purchaser of the GMAC Originated Loans.  Each reference to the “Mortgage Loan Schedule” in this Schedule IIIA shall mean the mortgage loan schedule forming Schedule I to the Pooling and Servicing Agreement, to the extent that it relates to the GMAC Originated Loans.

(i)

The information set forth in the Mortgage Loan Schedule is true, complete and correct in all material respects as of the Cut-Off Date;

(ii)

The Mortgage creates a first lien or a first priority ownership interest in an estate in fee simple or leasehold estate in real property securing the related Mortgage Note, free and clear of all adverse claims, liens and encumbrances having priority over the first lien of the Mortgage subject only to (1) the lien of non-delinquent current real property taxes and assessments not yet due and payable, (2) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording which are acceptable to mortgage lending institutions generally and, with respect to any Mortgage Loan for which an appraisal was made prior to the Cut-Off Date, either (A) which are referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan, or (B) which do not adversely affect the appraised value of the Mortgaged Property as set forth in such appraisal, and (3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property.  Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting and enforceable first lien and first priority security interest on the property described therein;

(iii)

The Mortgage Loan has not been delinquent thirty (30) days or more at any time during the twelve (12) month period prior to the Cut-off Date for such Mortgage Loan. There are no defaults under the terms of the Mortgage Loan; and the Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the Mortgaged Property subject to the Mortgage, directly or indirectly, for the payment of any amount required by the Mortgage Loan;

(iv)

There are no delinquent taxes which are due and payable, ground rents, assessments or other outstanding charges affecting the related Mortgaged Property;

(v)

The terms of the Mortgage Note of the related Mortgagor and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments which have been recorded to the extent any such recordation is required by applicable law or is necessary to protect the interests of the Purchaser, and which have been approved by the title insurer and the primary mortgage insurer, as applicable, and copies of which written instruments are included in the Mortgage File.  No other instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, from the terms thereof except in connection with an assumption agreement, which assumption agreement is part of the Mortgage File and the terms of which are reflected on the Mortgage Loan Schedule;

(vi)

The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render the Mortgage Note or Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

(vii)

All buildings upon the Mortgaged Property are insured by a generally acceptable insurer pursuant to standard hazard policies conforming to the requirements of Fannie Mae and Freddie Mac.  All such standard hazard policies are in effect and on the date of origination contained a standard mortgagee clause naming the Seller or the originator or the Mortgage Loans and their successors in interest as loss payee and such clause is still in effect and all premiums due thereon have been paid.  If the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency as having special flood hazards under the Flood Disaster Protection Act of 1973, as amended, such Mortgaged Property is covered by flood insurance by a generally acceptable insurer in an amount not less than the requirements of Fannie Mae and Freddie Mac. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor’s cost and expense, and on the Mortgagor’s failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor’s cost and expense and to seek reimbursement therefor from the Mortgagor;

(viii)

Any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, disclosure, predatory and abusive lending laws applicable to the Mortgage Loans have been complied with in all material respects;

(ix)

The Mortgage has not been satisfied, canceled or subordinated, in whole or in part, or rescinded, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part nor has any instrument been executed that would effect any such satisfaction, release, cancellation, subordination or rescission;

(x)

The Mortgage Note and the related Mortgage are original and genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in all respects in accordance with its terms subject to bankruptcy, insolvency and other laws of general application affecting the rights of creditors, and the Seller has taken all action necessary to transfer such rights of enforceability to the Purchaser.  All parties to the Mortgage Note and the Mortgage had the legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage.  The Mortgage Note and the Mortgage have been duly and properly executed by such parties.  The proceeds of the Mortgage Note have been fully disbursed and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with;

(xi)

Immediately prior to the transfer and assignment to the Purchaser, the Mortgage Note and the Mortgage were not subject to an assignment or pledge, and the Seller had good and marketable title to and was the sole owner thereof and had full right to transfer and sell the Mortgage Loans to the Purchaser free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest;

(xii)

The Mortgage Loan is covered by an ALTA lender’s title insurance policy or other generally acceptable form of policy of insurance, with all necessary endorsements, issued by a title insurer qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in representation (ii) above) the Seller or the originator of the Mortgage Loans and their successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan.  Such title insurance policy affirmatively insures ingress and egress and against encroachments by or upon the Mortgaged Property or any interest therein. The Seller or the originator of the Mortgage Loans is the sole insured of such lender’s title insurance policy, such title insurance policy has been duly and validly endorsed to the Purchaser or the assignment to the Purchaser of the Seller’s or the originator of the Mortgage Loan’s interest therein does not require the consent of or notification to the insurer and such lender’s title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement.  No claims have been made under such lender’s title insurance policy, and no prior holder of the related Mortgage has done, by act or omission, anything which would impair the coverage of such lender’s title insurance policy;

(xiii)

There is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note and, to the Seller’s knowledge, no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event permitting acceleration; and neither the Seller nor any prior mortgagee has waived any default, breach, violation or event permitting acceleration;

(xiv)

To the best of the Seller’s knowledge, there are no mechanics, or similar liens or claims which have been filed for work, labor or material affecting the related Mortgaged Property which are or may be liens prior to or equal to the lien of the related Mortgage;

(xv)

All improvements subject to the Mortgage lie wholly within the boundaries and building restriction lines of the Mortgaged Property (and wholly within the project with respect to a condominium unit) and no improvements on adjoining properties encroach upon the Mortgaged Property except those which are insured against by the title insurance policy referred to in clause (xii) above and all improvements on the property comply with all applicable zoning and subdivision laws and ordinances;

(xvi)

The Mortgage Loan was originated by GMAC or by an eligible correspondent of GMAC.  The Mortgage Loan complies in all material respects with all the terms, conditions and requirements of GMAC’s underwriting standards. The Mortgage Notes and Mortgages are on forms acceptable to Fannie Mae or Freddie Mac;

(xvii)

The Mortgage Loan contains the usual and enforceable provisions of the originator at the time of origination for the acceleration of the payment of the unpaid principal amount if the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder.  The Mortgage Loan has an original term to maturity of not more than 30 years, with interest payable in arrears on the first day of each month.  Except as otherwise set forth on the Mortgage Loan Schedule, the Mortgage Loan does not contain terms or provisions which would result in negative amortization nor contain “graduated payment” features or “buydown features.”  The Mortgage Loan does not have a shared appreciation or other contingent interest feature.  No Mortgage Loan has a balloon payment feature;

(xviii)

The Mortgaged Property at origination of the Mortgage Loan was and, to the best of the Seller’s knowledge, currently is free of damage and waste and at origination of the Mortgage Loan there was, and to the best of the Seller’s knowledge, there currently is, no proceeding pending for the total or partial condemnation thereof;

(xix)

The related Mortgage contains enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (1) in the case of a Mortgage designated as a deed of trust, by trustee’s sale, and (2) otherwise by judicial foreclosure;

(xx)

If the Mortgage constitutes a deed of trust, a trustee, duly qualified if required under applicable law to act as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustees sale or attempted sale after default by the Mortgagor;

(xxi)

If required by the applicable processing style, the Mortgage File contains an appraisal of the related Mortgaged Property made and signed prior to the final approval of the mortgage loan application by a qualified appraiser satisfying the requirements of Title XI of The Financial Institutions Reform, Recovery, and Enforcement Act of 1989, as amended, and the regulations promulgated thereunder, that is acceptable to Fannie Mae or Freddie Mac and approved by GMAC.  The appraisal, if applicable, is in a form generally acceptable to Fannie Mae or Freddie Mac;

(xxii)

All parties which have had any interest in the Mortgage, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (A) in substantial compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (B) (1) organized under the laws of such state, or (2) qualified to do business in such state, or (3) federal savings and loan associations, national banks, a Federal Home Loan Bank or the Federal Reserve Bank, or (4) not doing business in such state;

(xxiii)

To the best of the Seller’s knowledge, there does not exist any circumstances or conditions with respect to the Mortgage, the Mortgaged Property, the Mortgagor or the Mortgagor’s credit standing that could reasonably be expected to cause private institutional investors to regard the Mortgage Loan as an unacceptable investment, to cause the Mortgage Loan to become delinquent, or to materially adversely affect the value or marketability of the Mortgage Loan;

(xxiv)

Each of the Mortgaged Properties consists of a single parcel of real property with a detached single-family residence erected thereon, or a two- to four-family dwelling, or a townhouse, or an individual condominium unit in a condominium project or an individual unit in a planned unit development. Any condominium unit or planned unit development either conforms with applicable Fannie Mae or Freddie Mac requirements regarding such dwellings or is covered by a waiver confirming that such condominium unit or planned unit development is acceptable to Fannie Mae or Freddie Mac or is otherwise “warrantable” with respect thereto.  No such residence is a mobile home or manufactured dwelling;

(xxv)

The ratio of the original outstanding principal amount of the Mortgage Loan to the lesser of the appraised value (or stated value if an appraisal was not a requirement of the applicable processing style) of the Mortgaged Property at origination or the purchase price of the Mortgaged Property securing each Mortgage Loan (the “Loan-to-Value Ratio”) is not in excess of 95.00%.  The original Loan-to-Value Ratio of each Mortgage Loan either was not more than 95.00% or the excess over 80.00% is insured as to payment defaults by a Primary Mortgage Insurance Policy issued by a primary mortgage insurer acceptable to Fannie Mae or Freddie Mac;

(xxvi)

Reserved;

(xxvii)

GMAC is either, and each Mortgage Loan was originated by, a savings and loan association, savings bank, commercial bank, credit union, insurance company or similar institution which is supervised and examined by a federal or State authority, or by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Section 203 and 211 of the National Housing Act;

(xxviii)

The origination, collection and servicing practices with respect to each Mortgage Note and Mortgage have been legal in all material respects. With respect to escrow deposits and payments that GMAC collects, all such payments are in the possession of, or under the control of, GMAC, and there exists no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made.  No escrow deposits or other charges or payments due under the Mortgage Note have been capitalized under any Mortgage or the related Mortgage Note;

(xxix)

No fraud or misrepresentation of a material fact with respect to the origination of a Mortgage Loan has taken place on the part of GMAC;

(xxx)

No Mortgage Loan contains a provision whereby the related Mortgagor can convert the related Mortgage Loan to a fixed rate instrument;

(xxxi)

The Mortgagor is a natural person who is a party to the Mortgage Note and the Mortgage in an individual capacity or a family trust that is guaranteed by a natural person;

(xxxii)

The Mortgage Loan has been serviced in all material respects by GMAC and any predecessor servicer in accordance with the terms of the Mortgage Note; and

(xxxiii)

The Mortgagor has not notified the Seller and the Seller has no knowledge of any relief requested or allowed to the Mortgagor under the Soldiers’ and Sailors’ Civil Relief Act of 1940.

(xxxiv)

None of the Mortgage Loans are “High Cost Loans” as defined by the applicable predatory and abusive lending laws.

SCHEDULE III-B

REPRESENTATIONS AND WARRANTIES

RELATING TO THE E-LOAN ORIGINATED LOANS

Greenwich Capital Financial Products, Inc., with respect to the E-Loan Originated Loans, hereby makes the representations and warranties set forth in this Schedule IIIB to the Depositor and the Trustee, as of April 25, 2003, or if so specified herein, as of April 1, 2003 (referred to in this Schedule IIIB as the “Cut-Off Date”).  Capitalized terms used but not otherwise defined in this Schedule IIIB shall have the meanings ascribed thereto in the Master Mortgage Loan Purchase and Interim Servicing Agreement, dated as of February 1, 2003 (the “Agreement”), between E-Loan, Inc. (“E-Loan”), as seller and interim servicer, and GCFP, as purchaser.

Each reference to a “Mortgage Loan” in this Schedule IIIB shall mean an “E-Loan Originated Loan” (as defined in the Pooling and Servicing Agreement), and each reference to a “Mortgaged Property” shall mean a Mortgaged Property related to an E-Loan Originated Loan.  Each reference to the “Seller” in this Schedule IIIB shall mean GCFP, in its capacity as seller of the E-Loan Originated Loans.  Each reference to the “Purchaser” in this Schedule IIIB shall mean GCA, in its capacity as purchaser of the E-Loan Originated Loans.  Each reference to the “Mortgage Loan Schedule” in this Schedule IIIB shall mean the mortgage loan schedule forming Schedule I to the Pooling and Servicing Agreement, to the extent that it relates to the E-Loan Originated Loans.

(a)

The information set forth in the related Mortgage Loan Schedule is complete, true and correct;

(b)

The Mortgage Loan is in compliance with all requirements set forth in the related Confirmation, and the characteristics of the related Mortgage Loan Package as set forth in the related Confirmation are true and correct, provided, however, that in the event of any conflict between the terms of any Confirmation and this Agreement, the terms of this Agreement shall control;

(c)

All payments required to be made up to the close of business on the Closing Date for such Mortgage Loan under the terms of the Mortgage Note have been made; the Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by the Mortgage Note or Mortgage; and there has been no delinquency, exclusive of any period of grace, in any payment by the Mortgagor thereunder since the origination of the Mortgage Loan;

(d)

There are no delinquent taxes, ground rents, water charges, sewer rents, assessments, insurance premiums, leasehold payments, or other outstanding charges affecting the related Mortgaged Property;

(e)

The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, recorded in the applicable public recording office if necessary to maintain the lien priority of the Mortgage, and which have been delivered to the Custodian; the substance of any such waiver, alteration or modification has been approved by the insurer under the Primary Insurance Policy, if any, and the title insurer, to the extent required by the related policy, and is reflected on the related Mortgage Loan Schedule. No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the insurer under the Primary Insurance Policy, if any, and by the title insurer, to the extent required by the policy, and which assumption agreement has been delivered to the Custodian and the terms of which are reflected in the related Mortgage Loan Schedule;

(f)

The Mortgage Note and the Mortgage are not subject to any right of rescission, set off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set off, counterclaim or defense, including the defense of usury and no such right of rescission, set off, counterclaim or defense has been asserted with respect thereto. Each Prepayment Charge or penalty with respect to any Mortgage Loan is permissible, enforceable and collectible under applicable federal, state and local law;

(g)

All buildings upon the Mortgaged Property are insured by an insurer acceptable to FNMA and FHLMC against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, pursuant to insurance policies conforming to the requirements of the Servicing Addendum. All such insurance policies contain a standard mortgagee clause naming the Seller or the originator of the Mortgage Loans and their successors and assigns as mortgagee and all premiums thereon have been paid.  If the Mortgaged Property is in an area identified on a Flood Hazard Map or Flood Insurance Rate Map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect which policy conforms to the requirements of FNMA and FHLMC. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor’s cost and expense, and on the Mortgagor’s failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor’s cost and expense and to seek reimbursement therefor from the Mortgagor;

(h)

Any and all requirements of any federal, state or local law including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, fair housing, disclosure, predatory and abusive lending laws applicable to the origination and servicing of mortgage loans of a type similar to the Mortgage Loans have been complied with;

(i)

The Mortgage has not been satisfied, cancelled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release;

(j)

The Mortgage is a valid, existing and enforceable first lien on the Mortgaged Property, including all improvements on the Mortgaged Property subject only to (a) the lien of current real property taxes and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and specifically referred to in the lender’s title insurance policy delivered to the originator of the Mortgage Loan and which do not adversely affect the Appraised Value of the Mortgaged Property, and (c) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, existing and enforceable first lien and first priority security interest on the property described therein and the Seller has full right to sell and assign the same to the Purchaser. The Mortgaged Property was not, as of the date of origination of the Mortgage Loan, subject to a mortgage, deed of trust, deed to secure debt or other security instrument creating a lien subordinate to the lien of the Mortgage;

(k)

The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms;

(l)

All parties to the Mortgage Note and the Mortgage had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties. The Mortgagor is a natural person;

(m)

The proceeds of the Mortgage Loan have been fully disbursed to or for the account of the Mortgagor and there is no obligation for the Mortgagee to advance additional funds thereunder and any and all requirements as to completion of any on site or off site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage have been paid, and the Mortgagor is not entitled to any refund of any amounts paid or due to the Mortgagee pursuant to the Mortgage Note or Mortgage;

(n)

The Seller is the sole legal, beneficial and equitable owner of the Mortgage Note and the Mortgage and has full right to transfer and sell the Mortgage Loan to the Purchaser free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest;

(o)

All parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable “doing business” and licensing requirements of the laws of the state wherein the Mortgaged Property is located;

(p)

The Mortgage Loan is covered by an American Land Title Association (“ALTA”) lender’s title insurance policy (which has an adjustable rate mortgage endorsement in the form of ALTA 6.0 or 6.1) acceptable to FNMA and FHLMC, issued by a title insurer acceptable to FNMA and FHLMC and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in subclauses (a) and (b) of clause (x) above) the Seller or the originator of the Mortgage Loans and their successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan and against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the Mortgage providing for adjustment in the Mortgage Interest Rate and Monthly Payment.  Additionally, such lender’s title insurance policy affirmatively insures ingress and egress to and from the Mortgaged Property, and against encroachments by or upon the Mortgaged Property or any interest therein. The Seller or the originator of the Mortgage Loans is the sole insured of such lender’s title insurance policy, and such lender’s title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender’s title insurance policy, and no prior holder of the related Mortgage has done, by act or omission, anything which would impair the coverage of such lender’s title insurance policy;

(q)

There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and the Seller has not waived any default, breach, violation or event of acceleration;

(r)

There are no mechanics’ or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

(s)

All improvements which were considered in determining the Appraised Value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property;

(t)

The Mortgage Loan was originated by the Seller or by a savings and loan association, a savings bank, a commercial bank or similar banking institution which is supervised and examined by a federal or state authority, or by a mortgagee approved as such by the Secretary of HUD;

(u)

Principal payments on the Mortgage Loan commenced no more than sixty days after the proceeds of the Mortgage Loan were disbursed.  The Mortgage Loan bears interest at the Mortgage Interest Rate.  With respect to each Mortgage Loan, the Mortgage Note is payable on the first day of each month in Monthly Payments, which are changed on each Adjustment Date, and in any case, are sufficient to fully amortize the original principal balance over the original term thereof and to pay interest at the related Mortgage Interest Rate.  The Index is as provided on the related Mortgage Loan Schedule.  The Mortgage Note does not permit negative amortization. No Mortgage Loan is a Convertible Mortgage Loan;

(v)

The origination and collection practices used with respect to each Mortgage Note and Mortgage have been in all respects legal, proper, prudent and customary in the mortgage origination and servicing industry.  The Mortgage Loan has been serviced in accordance with the terms of the Mortgage Note.  With respect to escrow deposits and Escrow Payments, if any, all such payments are in the possession of, or under the control of, E-Loan and there exists no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. No escrow deposits or Escrow Payments or other charges or payments have been capitalized under any Mortgage or the related Mortgage Note and no such escrow deposits or Escrow Payments are being held for any work on a Mortgaged Property which has not been completed;

(w)

The Mortgaged Property is free of damage and waste and there is no proceeding pending for the total or partial condemnation thereof;

(x)

The Mortgage and related Mortgage Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (a) in the case of a Mortgage designated as a deed of trust, by trustee’s sale, and (b) otherwise by judicial foreclosure.  The Mortgaged Property is not subject to any bankruptcy proceeding or foreclosure proceeding and the Mortgagor has not filed for protection under applicable bankruptcy laws. There is no homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee’s sale or the right to foreclose the Mortgage. The Mortgagor has not notified the Seller and the Seller has no knowledge of any relief requested or allowed to the Mortgagor under the Soldiers and Sailors Civil Relief Act of 1940;

(y)

The Mortgage Loan was underwritten in accordance with the underwriting standards of E-Loan in effect at the time the Mortgage Loan was originated, which underwriting standards satisfy the standards of FNMA and FHLMC; and the Mortgage Note and Mortgage are on forms acceptable to FNMA and FHLMC;

(z)

The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage on the Mortgaged Property;

(aa)

The Mortgage File contains an appraisal of the related Mortgaged Property which satisfied the standards of FNMA and FHLMC and was made and signed, prior to the approval of the Mortgage Loan application, by a qualified appraiser, duly appointed by E-Loan, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, whose compensation is not affected by the approval or disapproval of the Mortgage Loan and who met the minimum qualifications of FNMA and FHLMC.  Each appraisal of the Mortgage Loan was made in accordance with the relevant provisions of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989;

(bb)

In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee’s sale after default by the Mortgagor;

(cc)

No Mortgage Loan contains provisions pursuant to which Monthly Payments are (a) paid or partially paid with funds deposited in any separate account established by the Seller, the Mortgagor, or anyone on behalf of the Mortgagor, (b) paid by any source other than the Mortgagor or (c) contains any other similar provisions which may constitute a “buydown” provision. The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature;

(dd)

The Mortgagor has executed a statement to the effect that the Mortgagor has received all disclosure materials required by applicable law with respect to the making of adjustable rate mortgage loans and rescission materials with respect to Refinanced Mortgage Loans, and such statement is and will remain in the Mortgage File;

(ee)

No Mortgage Loan was made in connection with (a) the construction or rehabilitation of a Mortgaged Property or (b) facilitating the trade in or exchange of a Mortgaged Property;

(ff)

The Seller has no knowledge of any circumstances or condition with respect to the Mortgage, the Mortgaged Property, the Mortgagor or the Mortgagor’s credit standing that can reasonably be expected to cause the Mortgage Loan to become delinquent, or adversely affect the value of the Mortgage Loan;

(gg)

The Mortgaged Property is lawfully occupied under applicable law; all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities;

(hh)

No error, omission, misrepresentation, negligence, fraud or similar occurrence with respect to a Mortgage Loan has taken place on the part of any person, including without limitation the Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination of the Mortgage Loan or in the application of any insurance in relation to the origination of such Mortgage Loan;

(ii)

The Assignment of Mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;

(jj)

Any principal advances made to the Mortgagor prior to the Cut off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan;

(kk)

No Mortgage Loan has a balloon payment feature;

(ll)

If the Residential Dwelling on the Mortgaged Property is a condominium unit or a unit in a planned unit development (other than a de minimis planned unit development) such condominium or planned unit development project meets the eligibility requirements of FNMA and FHLMC;

(mm)

The source of the down payment with respect to each Mortgage Loan has been fully verified by E-Loan pursuant to E-Loan’s underwriting guidelines;

(nn)

Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months;

(oo)

The Mortgaged Property is in material compliance with all applicable environmental laws pertaining to environmental hazards including, without limitation, asbestos, and neither the Seller nor, to the Seller’s knowledge, the related Mortgagor, has received any notice of any violation or potential violation of such law;

(pp)

Intentionally omitted.

(qq)

Intentionally omitted.

(rr)

No Mortgage Loan is subject to the provisions of the Homeownership and Equity Protection Act of 1994 as amended (“HOEPA”) or any comparable state or local statutes or regulations, including, without limitation, the provisions of the City of Oakland, California Anti-Predatory Lending Ordinance No. 12361 or any other statute or regulation providing assignee liability to holders of such mortgage loans. The total combined points and fees charged in connection with the originator of the Mortgage Loan does not exceed 8% of the original principal balance of the Mortgage Loan;

(ss)

No predatory or deceptive lending practices, including but not limited to, the extension of credit to a mortgagor without regard for the mortgagor’s ability to repay the Mortgage Loan and the extension of credit to a mortgagor which has no apparent benefit to the mortgagor, were employed in connection with the origination of the Mortgage Loan;

(tt)

The debt-to-income ratio of the related Mortgagor was not greater than 60% at the origination of the related Mortgage Loan;

(uu)

None of the proceeds of the Mortgage Loan were used to finance the purchase of single premium credit life or disability insurance policies or any comparable insurance;

(vv)

No Mortgage Loan had a Loan-to-Value Ratio in excess of 95% origination of such Mortgage Loan. Each Mortgage Loan with a Loan-to-Value Ratio at origination in excess of 80% is and will be subject to a Primary Insurance Policy, issued by a Qualified Insurer, which insures that portion of the Mortgage Loan in excess of the portion of the Appraised Value of the Mortgaged Property required by FNMA. All provisions of such Primary Insurance Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. Any Mortgage subject to any such Primary Insurance Policy obligates the Mortgagor thereunder to maintain such insurance and to pay all premiums and charges in connection therewith. The Mortgage Interest Rate for the Mortgage Loan does not include any such insurance premium;

(ww)

The Mortgage Loans were not selected from the outstanding adjustable rate one to four-family mortgage loans in E-Loan’s portfolio in a manner so as to affect adversely the interests of the Purchaser;

(xx)

The Mortgage contains an enforceable provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the mortgagee thereunder;

(yy)

The Mortgage Loan complies with all applicable consumer credit statutes and regulations, including, without limitation, the respective Uniform Consumer Credit Code laws in effect in Colorado, Idaho, Indiana, Iowa, Kansas, Maine, Oklahoma, South Carolina, Utah and Wyoming, has been originated by a properly licensed entity, and in all other respects, complies with all of the material requirements of any such applicable laws;

(zz)

 The information set forth in the Prepayment Charge schedule is complete, true and correct in all material respects and each Prepayment Charge is permissible, enforceable and collectable under applicable federal and state law;

(aaa)

The Mortgage Loan was not prepaid in full prior to the Closing Date and the Seller has not received notification from a Mortgagor that a prepayment in full shall be made after the Closing Date;

(bbb)

Intentionally Omitted;

(ccc)

The Mortgage Loan is not a “High Cost Home Loan” within the meaning of the Georgia Fair Lending Act (the “Georgia Act”).  To the extent that the Mortgage Loan is a “Covered Loan” within the meaning of the Georgia Act, the Mortgage Loan complies with all provisions of the Georgia Act, and the Mortgage Loan was either (i) a purchase money loan, or (ii) a refinancing of an existing mortgage loan that had been closed more than five years prior to the closing of such Mortgage Loan.  No Mortgage Loan with a conforming loan balance is secured by a mortgaged property located in the State of Georgia;

(ddd)

No Mortgage Loan is secured by cooperative housing, commercial property or mixed use property; and

(eee)

Each Mortgage Loan is eligible for sale in the secondary market or for inclusion in a Pass-Through Transfer without unreasonable credit enhancement.

SCHEDULE III-C

REPRESENTATIONS AND WARRANTIES
RELATING TO THE NATIONAL CITY ORIGINATED LOANS

Greenwich Capital Financial Products, Inc., with respect to the National City Originated Loans, hereby makes the representations and warranties set forth in this Schedule IIIB to the Depositor and the Trustee, as of April 25, 2003, or if so specified herein, as of April 1, 2003 (referred to in this Schedule IIIB as the “Cut-Off Date”).  Capitalized terms used but not otherwise defined in this Schedule IIIB shall have the meanings ascribed thereto in the Master Mortgage Loan Purchase and Servicing Agreement, dated as of March 1, 2003 (the “Agreement”), between National City Mortgage Co. (“National City”), as seller and servicer, and GCFP, as purchaser.

Each reference to a “Mortgage Loan” in this Schedule IIIB shall mean a “National City Originated Loan” (as defined in the Pooling and Servicing Agreement), and each reference to a “Mortgaged Property” shall mean a Mortgaged Property related to a National City Originated Loan.  Each reference to the “Seller” in this Schedule IIIB shall mean GCFP, in its capacity as seller of the National City Originated Loans.  Each reference to the “Purchaser” in this Schedule IIIB shall mean GCA, in its capacity as purchaser of the National City Originated Loans.  Each reference to the “Mortgage Loan Schedule” in this Schedule IIIB shall mean the mortgage loan schedule forming Schedule I to the Pooling and Servicing Agreement, to the extent that it relates to the National City Originated Loans.

(a)

The information set forth in the related Mortgage Loan Schedule is complete, true and correct;

(b)

The Mortgage Loan is in compliance with all requirements set forth in the related Confirmation, and the characteristics of the related Mortgage Loan Package as set forth in the related Confirmation are true and correct;

(c)

All payments required to be made up to the close of business on the Closing Date for such Mortgage Loan under the terms of the Mortgage Note have been made; the Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by the Mortgage Note or Mortgage; and there has been no delinquency, exclusive of any period of grace, in any payment by the Mortgagor thereunder during the last twelve months;

(d)

There are no delinquent taxes, ground rents, water charges, sewer rents, assessments, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges affecting the related Mortgaged Property;

(e)

The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, recorded in the applicable public recording office if necessary to maintain the lien priority of the Mortgage, and which have been delivered to the Custodian; the substance of any such waiver, alteration or modification has been approved by the insurer under the Primary Insurance Policy, if any, and the title insurer, to the extent required by the related policy, and is reflected on the related Mortgage Loan Schedule. No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the insurer under the Primary Insurance Policy, if any, the title insurer, to the extent required by the policy, and which assumption agreement has been delivered to the Custodian and the terms of which are reflected in the related Mortgage Loan Schedule;

(f)

The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto. Each Prepayment Charge or penalty with respect to any Mortgage Loan is permissible, enforceable and collectible under applicable federal, state and local law;

(g)

All buildings upon the Mortgaged Property are insured by an insurer acceptable to FNMA and FHLMC against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, pursuant to insurance policies conforming to the requirements of the Servicing Addendum. All such insurance policies contain a standard mortgagee clause naming the Seller or the originator of the Mortgage Loans are their successors and assigns as mortgagee and all premiums thereon have been paid.  If the Mortgaged Property is in an area identified on a Flood Hazard Map or Flood Insurance Rate Map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect which policy conforms to the requirements of FNMA and FHLMC. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor’s cost and expense, and on the Mortgagor’s failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor’s cost and expense and to seek reimbursement therefor from the Mortgagor;

(h)

Any and all requirements of any federal, state or local law including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, fair housing, disclosure, predatory or abusive lending laws applicable to the origination and servicing of mortgage loans of a type similar to the Mortgage Loans have been complied with;

(i)

The Mortgage has not been satisfied, cancelled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release;

(j)

The Mortgage is a valid, existing and enforceable first lien on the Mortgaged Property, including all improvements on the Mortgaged Property subject only to (i) the lien of current real property taxes and assessments not yet due and payable, (ii) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and specifically referred to in the lender’s title insurance policy delivered to the originator of the Mortgage Loan and which do not adversely affect the Appraised Value of the Mortgaged Property, and (iii) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, existing and enforceable first lien and first priority security interest on the property described therein and the Seller has full right to sell and assign the same to the Purchaser. The Mortgaged Property was not, as of the date of origination of the Mortgage Loan, subject to a mortgage, deed of trust, deed to secure debt or other security instrument creating a lien subordinate to the lien of the Mortgage;

(k)

The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms;

(l)

All parties to the Mortgage Note and the Mortgage had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties. The Mortgagor is a natural person;

(m)

The proceeds of the Mortgage Loan have been fully disbursed to or for the account of the Mortgagor and there is no obligation for the Mortgagee to advance additional funds thereunder and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage have been paid, and the Mortgagor is not entitled to any refund of any amounts paid or due to the Mortgagee pursuant to the Mortgage Note or Mortgage;

(n)

The Seller is the sole legal, beneficial and equitable owner of the Mortgage Note and the Mortgage and has full right to transfer and sell the Mortgage Loan to the Purchaser free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest;

(o)

All parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable “doing business” and licensing requirements of the laws of the state wherein the Mortgaged Property is located;

(p)

The Mortgage Loan is covered by an ALTA lender’s title insurance policy (which, has an adjustable rate mortgage endorsement in the form of ALTA 6.0 or 6.1) acceptable to FNMA and FHLMC, issued by a title insurer acceptable to FNMA and FHLMC and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (j)(i) and (ii) above) the Seller or the originator of the Mortgage Loans and their successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan and against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the Mortgage providing for adjustment in the Mortgage Interest Rate and Monthly Payment. Additionally, such lender’s title insurance policy affirmatively insures ingress and egress to and from the Mortgaged Property, and against encroachments by or upon the Mortgaged Property or any interest therein. The Seller or the originator of the Mortgage Loans is the sole insured of such lender’s title insurance policy, and such lender’s title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender’s title insurance policy, and no prior holder of the related Mortgage, including the Seller or the originator of the Mortgage Loans, has done, by act or omission, anything which would impair the coverage of such lender’s title insurance policy;

(q)

There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and the Seller has not waived any default, breach, violation or event of acceleration;

(r)

There are no mechanics’ or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

(s)

All improvements which were considered in determining the Appraised Value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property;

(t)

The Mortgage Loan was originated by National City or by a savings and loan association, a savings bank, a commercial bank or similar banking institution which is supervised and examined by a federal or state authority, or by a mortgagee approved as such by the Secretary of HUD pursuant to Section 203 of the National Housing Act.

(u)

Principal payments on the Mortgage Loan commenced no more than sixty days after the proceeds of the Mortgage Loan were disbursed. The Mortgage Loan bears interest at the Mortgage Interest Rate. With respect to each Mortgage Loan, the Mortgage Note is payable on the first day of each month in Monthly Payments, which, are changed on each Adjustment Date, and are sufficient to fully amortize the original principal balance over the original term thereof and to pay interest at the related Mortgage Interest Rate. The Index for each Mortgage Loan is as defined in the related Confirmation. The Mortgage Note does not permit negative amortization. No Mortgage Loan is a Convertible Mortgage Loan;

(v)

The origination and collection practices used by National City with respect to each Mortgage Note and Mortgage have been in all respects legal, proper, prudent and customary in the mortgage origination and servicing industry. The Mortgage Loan has been serviced by National City and any predecessor servicer in accordance with the terms of the Mortgage Note. With respect to escrow deposits and Escrow Payments, if any, all such payments are in the possession of, or under the control of, National City and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. No escrow deposits or Escrow Payments or other charges or payments due have been capitalized under any Mortgage or the related Mortgage Note and no such escrow deposits or Escrow Payments are being held for any work on a Mortgaged Property which has not been completed;

(w)

The Mortgaged Property is free of damage and waste and there is no proceeding pending for the total or partial condemnation thereof;

(x)

The Mortgage and related Mortgage Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (a) in the case of a Mortgage designated as a deed of trust, by trustee’s sale, and (b) otherwise by judicial foreclosure.  The Mortgaged Property has not been subject to any bankruptcy proceeding or foreclosure proceeding and the Mortgagor has not filed for protection under applicable bankruptcy laws. There is no homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee’s sale or the right to foreclose the Mortgage. The Mortgagor has not notified the Seller and the Seller has no knowledge of any relief requested or allowed to the Mortgagor under the Soldiers and Sailors Civil Relief Act of 1940;

(y)

The Mortgage Loan was underwritten in accordance with the underwriting standards of National City in effect at the time the Mortgage Loan was originated which underwriting standards satisfy the standards of FNMA and FHLMC; and the Mortgage Note and Mortgage are on forms acceptable to FNMA and FHLMC;

(z)

The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage on the Mortgaged Property and the security interest of any applicable security agreement or chattel mortgage referred to in (x) above;

(aa)

The Mortgage File contains an appraisal of the related Mortgaged Property which satisfied the standards of FNMA and FHLMC and was made and signed, prior to the approval of the Mortgage Loan application, by a qualified appraiser, duly appointed by National City, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, whose compensation is not affected by the approval or disapproval of the Mortgage Loan and who met the minimum qualifications of FNMA and FHLMC. Each appraisal of the Mortgage Loan was made in accordance with the relevant provisions of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989;

(bb)

In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee’s sale after default by the Mortgagor;

(cc)

No Mortgage Loan contains provisions pursuant to which Monthly Payments are (i) paid or partially paid with funds deposited in any separate account established by National City, the Seller, the Mortgagor, or anyone on behalf of the Mortgagor, (ii) paid by any source other than the Mortgagor or (c) contains any other similar provisions which may constitute a “buydown” provision. The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature;

(dd)

The Mortgagor has executed a statement to the effect that the Mortgagor has received all disclosure materials required by applicable law with respect to the making of adjustable rate mortgage loans and rescission materials with respect to Refinanced Mortgage Loans, and such statement is and will remain in the Mortgage File;

(ee)

No Mortgage Loan was made in connection with (i) the construction or rehabilitation of a Mortgaged Property or (ii) facilitating the trade-in or exchange of a Mortgaged Property;

(ff)

The Seller has no knowledge of any circumstances or condition with respect to the Mortgage, the Mortgaged Property, the Mortgagor or the Mortgagor’s credit standing that can reasonably be expected to cause the Mortgage Loan to be an unacceptable investment, cause the Mortgage Loan to become delinquent, or adversely affect the value of the Mortgage Loan;

(gg)

Each Mortgage Loan with an LTV at origination in excess of 80% is and will be subject to a Primary Insurance Policy, issued by a Qualified Insurer, which insures that portion of the Mortgage Loan in excess of the portion of the Appraised Value of the Mortgaged Property required by FNMA. All provisions of such Primary Insurance Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. Any Mortgage subject to any such Primary Insurance Policy obligates the Mortgagor thereunder to maintain such insurance and to pay all premiums and charges in connection therewith. The Mortgage Interest Rate for the Mortgage Loan does not include any such insurance premium;

(hh)

The Mortgaged Property is lawfully occupied under applicable law; all  inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities;

(ii)

No error, omission, misrepresentation, negligence, fraud or similar occurrence with respect to a Mortgage Loan has taken place on the part of any person, including without limitation the Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination of the Mortgage Loan or in the application of any insurance in relation to such Mortgage Loan;

(jj)

The Assignment of Mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;

(kk)

Any principal advances made to the Mortgagor prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee’s consolidated interest or by other title evidence acceptable to FNMA and FHLMC. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan;

(ll)

No Mortgage Loan has a balloon payment feature;

(mm)

If the Residential Dwelling on the Mortgaged Property is a condominium unit or a unit in a planned unit development (other than a de minimis planned unit development) such condominium or planned unit development project meets the eligibility requirements of FNMA and FHLMC;

(nn)

No Mortgage Loan which is a Cash-out Refinancing was originated in the State of Texas;

(oo)

The source of the down payment with respect to each Mortgage Loan has been fully verified by National City;

(pp)

Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months;

(qq)

The Mortgaged Property is in material compliance with all applicable environmental laws pertaining to environmental hazards including, without limitation, asbestos, and neither the Seller nor, to the Seller’s knowledge, the related Mortgagor, has received any notice of any violation or potential violation of such law;

(rr)

No Mortgage Loan is subject to the provisions of the Homeownership and Equity Protection Act of 1994 as amended (“HOEPA”) or any comparable state or local statutes or regulations, including, without limitation, the provisions of the City of Oakland, California Anti-Predatory Lending Ordinance No. 12361 or any other statute or regulation providing assignee liability to holders of such mortgage loans.  The total combined points and fees charged in connection with the originator of the Mortgage Loan does not exceed 8% of the original principal balance of the Mortgage Loan;

(ss)

No predatory or deceptive lending practices, including but not limited to, the extension of credit to a mortgagor without regard for the mortgagor’s ability to repay the Mortgage Loan and the extension of credit to a mortgagor which has no apparent benefit to the mortgagor, were employed in connection with the origination of the Mortgage Loan;

(tt)

The debt-to-income ratio of the related Mortgagor was not greater than 60% at the origination of the related Mortgage Loan;

(uu)

None of the proceeds of the Mortgage Loan were used to finance the purchase of single premium credit life or disability insurance policies or any comparable insurance;

(vv)

The Mortgage Loans were not selected from the outstanding adjustable rate one to four-family mortgage loans in National City’s portfolio in a manner so as to affect adversely the interests of the Purchaser;

(ww)

The Mortgage contains an enforceable provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the mortgagee thereunder;

(xx)

The Mortgage Loan complies with all applicable consumer credit statutes and regulations, including, without limitation, the respective Uniform Consumer Credit Code laws in effect in Colorado, Idaho, Indiana, Iowa, Kansas, Maine, Oklahoma, South Carolina, Utah and Wyoming, has been originated by a properly licensed entity, and in all other respects, complies with all of the material requirements of any such applicable laws;

(yy)

The information set forth in the Prepayment Charge Schedule is complete, true and correct in all material respects and each Prepayment Charge is permissible, enforceable and collectable under applicable federal and state law;

(zz)

The Mortgage Loan was not prepaid in full prior to the Closing Date and the Seller has not received notification from a Mortgagor that a prepayment in full shall be made after the Closing Date;

(aaa)

The seller has no knowledge of any circumstances or condition with respect to the Mortgage, the mortgaged property, the Mortgagor or the Mortgagor’s credit standing that can be reasonably be expected to cause the mortgage Loan to be an unacceptable investment, cause the Mortgage Loan to become delinquent, or adversely affect the value of the Mortgage Loan;

(bbb)

The Mortgage Loan is not a “High Cost Home Loan” within the meaning of the Georgia Fair Lending Act (the “Georgia Act”). To the extent that the Mortgage Loan is a “Covered Loan” within the meaning of the Georgia Act, the Mortgage Loan complies with all provisions of the Georgia Act, and the Mortgage Loan was either (i) a purchase money loan, or (ii) a refinancing of an existing mortgage loan that had been closed more than five years prior to the closing of such Mortgage Loan. No Mortgage Loan with a conforming loan balance is secured by a mortgaged property located in the State of Georgia;

(ccc)

No Mortgage Loan is secured by cooperative housing, commercial property or mixed use property; and

(ddd)

Each Mortgage Loan is eligible for sale in the secondary market or for inclusion in a Pass-Through Transfer without unreasonable credit enhancement.